Net Loss Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Net Loss Per Share
13. Net Loss Per Share
Basic and diluted net loss per share are the same in periods for which the effect of potentially dilutive securities would be antidilutive. The following potentially dilutive securities outstanding have been excluded from the computation of diluted weighted-average shares outstanding, because such securities had an antidilutive impact:

	Year Ended December 31,
	2024	2023
Options to purchase common stock	34,046	344,306
Warrants to purchase common stock	934,373	1,161,493
Total potentially dilutive securities excluded	968,419	1,505,799